                                                                                                        Exhibit 4.4

         NUMBER                                                                                  SHARES

                               INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                       O'SULLIVAN INDUSTRIES HOLDINGS, INC.

This certifies that __________________________ is the owner of ____________________ full paid and non-assessable Shares of Series C Junior Preferred Stock, par value $.01 per share, transferable on the books of the Corporation in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.
In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and sealed with the Seal of the Corporation, this _______day of___________
A.D. _____.

     _________________________________          _________________________________
                                    Secretary                              President

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For Value Received, ____hereby sell, assign and transfer unto _____________________
_________________________ Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint __________________________ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.
         Dated________________________________
                  In presence of
         __________________________    _____________________________

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE
SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD OR TRANSFERRED
IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN
EXEMPTION FROM REGISTRATION THEREUNDER.  THE SECURITIES REPRESENTED BY THIS
CERTIFICATE ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER, CERTAIN
REPURCHASE OPTIONS AND CERTAIN OTHER AGREEMENTS SET FORTH IN AN EXECUTIVE STOCK
AGREEMENT BETWEEN THE COMPANY AND THE SIGNATORY THERETO DATED AS OF _____, ____
AND A STOCKHOLDERS AGREEMENT AMONG THE COMPANY AND CERTAIN OTHER PARTIES
THERETO DATED AS OF NOVEMBER 30, 1999.  A COPY OF SUCH AGREEMENT MAY BE OBTAINED
BY THE HOLDER HEREOF AT THE COMPANY'S PRINCIPAL PLACE OF BUSINESS WITHOUT
CHARGE.

THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS.
THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE PARTICIPATING, OPTIONAL OR
OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE
QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.